News Release

MEDICAL INNOVATION HOLDINGS, INC (“MIHI”) BEGINS MOVING TOWARD POSITIVE REVENUE

Enters Into a Definitive Purchase Agreement to Acquire Health and Lifestyle Supplements Company Designed for Better Living, Healthier and Longer Life

Deal Solidifies the Letter of Intent signed between the two companies on February 2017 – the first in line of acquisitions that will help build our portfolio with services, medical devices, laboratory testing, nutraceuticals, and other services.

DULUTH, GEORGIA – 07/11/17

Medical Innovation Holdings, Inc. (“MIHI” or the “Company”) (OTC: MIHI), today announced that they have reached a Definitive Agreement with Renaissance Health Publishing, LLC (RHP) and its wholly owned subsidiaries (http://www.renownhealthproducts.com). Renaissance is a Florida-based nutraceutical company and under this agreement, MIHI will acquire 100% of the assets of the company in a cash and stock transaction valued between $2.5 to $3.5 million dollars. The Company will provide a proprietary product line with specialized formulations along with Trademarked product names. Along with the acquisition of the company and its wholly owned subsidiaries, MIHI will receive top and bottom-line revenue growth, robust customer base, existing staff and management, and certain marketing materials designed to promote the Renaissance product line.

Renaissance is a nationally-known research and development company recognized for its portfolio of best-in-class, physician-developed, natural-health supplements designed to provide their customers with a better, healthier, and longer life. For over 16 years, Renaissance has used, and continues to use, the highest quality and concentration of powerful ingredients to create products that are naturally safe and proven to be effective. As a socially-responsible company, they do not perform any animal testing during any of its research and development.

Arturo “Jake” Sanchez, MIHI CEO and Director, stated: “This is the first of many more acquisition agreements to come… we will use RHP as a platform company to acquire additional supplement-based companies to add additional product lines. We are also benefiting our network of physician providers by increasing their access to readily available alternative sources to treat their patients while increasing the practice’s revenues. Under this agreement, we are giving the medical providers the opportunity to provide the best care for their patients by incorporating the latest advances in alternative nutraceuticals into their practice versus harmful and many times unresponsive pharma developed medicines.”

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About Medical Innovation Holdings, Inc.

MIHI, a Colorado-based publicly traded company, owns and operates strategically aligned health care service companies focused on the delivery of clinical virtual medicine (health) as a way of bringing quality medical care to all areas of need including rural and underdeveloped areas across the country. Through our wholly owned subsidiary, 3Point Care, we provide personalized high-tech high-touch telemedicine encounters pairing our virtual health specialty doctors with traditional primary doctors utilizing nextgen virtual health technologies in order to connect a patient with a multi-disciplinary specialty clinical healthcare practice. Through our other companies and relationships, we offer Affordable Care Organization (ACO) support, wellness and prevention, lab analysis and lab services, and remote diagnostic monitoring.

We serve a number of constituents and stakeholders interested in reducing the cost of care, enhancing the quality of care, promoting access to care, and maintaining the continuum of care.

For more information on MIHI, please visit the Company’s website at http://www.medicalinnovationholdings.com/

To be added to the Company investor email list, please email investor@MedicalInnovationHoldings.com with MIHI in the subject line.

To leave a message please call +1-866-883-3793 for Investor Relations

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

News Release

Investor Contacts:

investor@medicalinnovationholdings.com

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About Medical Innovation Holdings, Inc.

MIHI, a Colorado-based publicly traded company, owns and operates strategically aligned health care service companies focused on the delivery of clinical virtual medicine (health) as a way of bringing quality medical care to all areas of need including rural and underdeveloped areas across the country. Through our wholly owned subsidiary, 3Point Care, we provide personalized high-tech high-touch telemedicine encounters pairing our virtual health specialty doctors with traditional primary doctors utilizing nextgen virtual health technologies in order to connect a patient with a multi-disciplinary specialty clinical healthcare practice. Through our other companies and relationships we offer Affordable Care Organization (ACO) support, wellness and prevention, lab analysis and lab services, and remote diagnostic monitoring.

We serve a number of constituents and stakeholders interested in reducing the cost of care, enhancing the quality of care, promoting access to care, and maintaining the continuum of care.

For more information on MIHI, please visit the Company’s website at http://www.medicalinnovationholdings.com

To be added to the Company investor email list, please email investor@MedicalInnovationHoldings.com with MIHI in the subject line.

To leave a message please call +1-866-883-3793 for Investor Relations

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements as defined within Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events, including our ability to raise capital, or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

For a discussion of these risks and uncertainties, please see our filings with the Securities and Exchange Commission. Our public filings with the SEC are available from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

News Release

Investor Contacts:

investor@medicalinnovationholdings.com